(10) (b) The Company's 1998 Stock Option Plan, adopted October 27, 1997.



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                               DIAGNON CORPORATION
                               -------------------

                             1998 STOCK OPTION PLAN
                             ----------------------

1.       GENERAL

         1.1 This 1998 Stock Option Plan ("Plan") is intended to encourage the ownership of Common Stock of the Diagnon Corporation (the "Corporation") by eligible key employees of the Corporation and to provide incentives for them to exert maximum efforts for the welfare of the Corporation. By extending to key employees the opportunity to acquire equity interests in the Corporation and to participate in its success, this Plan is expected to benefit the Corporation and its stockholders by making it possible for the Corporation to attract and retain the best available talent and by rewarding key management and technical personnel for their part in increasing the value of the Corporation's shares. The Corporation also recognizes that it relies heavily upon the contributions of independent consultants retained on a regular basis and on the efforts of members of the Board of Directors who are not employees. The Corporation also wishes to extend to these consultants and directors the opportunity to acquire equity interests in the Corporation and participate in its success. This Plan also is intended to replace the Corporation's 1988 Stock Option Plan, as amended (the "1988 Plan").

         1.2 This plan shall have two (2) components: one component provides for Incentive Stock Options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code ("the Code"); and the other component provides for Non-Qualified Stock Options ("Non-Qualified Options"), which are not intended to be options as defined in Section 422 of the Code. The Incentive Options and the Non-Qualified Options are sometimes referred to together as the "Options." A participant who has been granted an Incentive or a Non-Qualified Option may be granted an additional Option or Options under this Plan.

         1.3 This Plan was adopted by the Board of Directors of the Corporation (the "Board") on July 17, 1997, subject to the approval of the Corporation's shareholders.

2.       STOCK SUBJECT TO THIS PLAN

         There will be reserved for issue upon the exercise of Options up to 10 percent (539,824 shares) of the Corporation's Common Stock, par value one cent ($0.01), which may be unissued or reacquired shares. The Corporation, during the terms of Options granted under this Plan, shall at all times keep available the number of shares of stock required to satisfy the Options. If any Option previously granted shall expire or terminate for any reason without having been fully exercised, the unpurchased shares shall again become available for the purposes of this Plan.

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3.       INCENTIVE OPTIONS

         3.1 All provisions of this Plan relating to Incentive Options shall be administered by a committee (the "Incentive Committee"), consisting of not fewer than two (2) Directors of the Corporation who shall be disinterested within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, and who shall serve at the pleasure of the Board. The determinations of the Incentive Committee shall be made in accordance with their judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of this Plan. No member of the Incentive Committee shall be liable for any action taken or determination made in good faith with respect to this Plan or any Incentive Option granted hereunder. Subject to the provisions of this Plan and the requirements of the Code with respect to Incentive Options, the Incentive Committee shall have full authority to interpret this Plan with respect to Incentive Options, to establish and amend rules and regulations relating to Incentive Options, to determine the terms and provisions of Incentive Option agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of Incentive Options granted under this Plan, including but not limited to determining: (i) which eligible employees, officers, and directors, of the Corporation shall be granted Incentive Options under this Plan;
         (ii) the time or times, during the term of each Incentive Option, within which all or portions of the Incentive Option may be exercised;
         (iii) whether, on the date of exercise of an Incentive Option or portion thereof, the recipient must pay the entire Incentive Option price or only some part thereof, the balance to be paid within one year from the date of exercise of the Incentive Option, provided that payment tendered on the date of exercise equals or exceeds the aggregate par value of the shares purchased; (iv) the number of shares for which an Incentive Option or Incentive Options shall be granted; and (v) generally all questions of policy and expediency that may arise, including the correction of any defect or omission in this Plan and the reconciliation of any inconsistency in this Plan or any Incentive Option agreement in any manner and to the extent the Incentive Committee shall deem necessary or expedient to make this Plan fully effective. The Incentive Committee's interpretation, construction and adoption of any provisions of this Plan relating to Incentive Options or any Incentive Option granted hereunder shall be binding and conclusive, unless otherwise determined by the Board. Any power that may be exercised or action that may be taken by the Incentive Committee under this Plan may also be exercised or taken by the Board. The Board may, at any time by resolution, revoke the delegation of the Incentive Committee and revest in the Board all or any part of the powers hereinabove vested in the Incentive Committee.

         3.2 Whenever the term "officers" is used in this Plan, such term shall be deemed to include assistant officers of the Corporation and officers of subsidiaries of the Corporation. The term "subsidiary" shall mean any domestic or foreign corporation of which the Corporation owns, directly or indirectly, at least fifty (50%) percent of the total combined voting power of all classes of stock of such corporation. In determining the

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         employees to whom Incentive Options shall be granted and the number of shares to be subject to purchase under such Incentive Options, the Incentive Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation, and such other factors as the Incentive Committee shall deem relevant in connection with accomplishing the purposes of the Incentive Plan. Membership on the Board of Directors shall not disqualify a person from receiving an Incentive Option grant hereunder, although Directors who are members of the Incentive Committee or who are not officers or managerial employees of the Corporation or a subsidiary are not eligible to receive Incentive Options under this Plan.

         3.3 The exercise price of any Incentive Option granted to an employee who at the time such Incentive Option is granted, owns, as defined in
         Section 424 of the Code, stock possessing not more than ten (10%) percent of the total combined voting power of all classes of stock of:

                  3.3.1    the Corporation; or

                  3.3.2 if applicable, any subsidiary of the Corporation qualifying as a "Subsidiary Corporation" as defined in Section 424 of the Code (any such corporation being hereinafter referred to as a "Subsidiary"); or

                  3.3.3 If applicable, any parent of the Corporation qualifying as a "Parent Corporation" as defined in Section 424 of the Code (any such corporation being hereinafter referred to as the "Parent"), shall be at least equal to the fair market value of the Common Stock at the time of granting of the Incentive Option.

         3.4 The exercise price of any Incentive Option granted to an employee who, at the time such Incentive Option is granted, owns, as defined in
         Section 424 of the Code, stock possessing more than (10%) percent of the total combined voting power of all classes of stock of:

                  3.4.1    the Corporation; or

                  3.4.2    if applicable, a Subsidiary; or

                  3.4.3    if applicable, the Parent,

         shall be at least equal to one hundred ten (110%) percent of the fair market value of the Common Stock at the time of granting of the Incentive Option.

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         3.5 For all purposes of this Plan, the fair market value of the Common
         Stock at the time of granting an Option shall be deemed to be the mean between the high and the low prices of the Common Stock on the national securities exchange on the day on which the Option is granted, if the Common Stock is then being traded on a national securities exchange, and if the Common Stock is then being traded on such an exchange but there are no sales on such day, the fair market value shall be deemed to be the mean between the high and low prices of the Common Stock on the national securities exchange on the day on which the most recent sales occurred prior to the date of grant, and if the Common Stock is not then traded on such an exchange, then the fair market value shall be deemed to be the mean between the high and low bid and asked prices for the Common Stock on the over-the-counter market on the day on which the option is granted. If the Common Stock is not publicly traded at the time of the grant, the fair market value shall be determined in good faith at the time of the grant of any Incentive Option by decision of the Incentive Committee.

         3.6 The date of grant of an Incentive Option granted hereunder shall be the date on which the Incentive Committee acts in granting the Incentive Option.

         3.7 Incentive Options granted hereunder shall be exercisable for a term of not more than ten (10) years from the date of grant thereof, but shall be subject to Section 3.8 and to earlier termination as hereinafter provided. Each Incentive Option agreement issued hereunder shall specify the term of the Incentive Option, which term shall be determined by the Incentive Committee in accordance with its discretionary authority hereunder.

         3.8 Notwithstanding anything herein to the contrary, in the event an Incentive Option is granted to an employee who, at the time such option is granted, owns, as defined in Section 424 of the Code, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of:

                  3.8.1    the Corporation; or

                  3.8.2    if applicable, a Subsidiary; or

                  3.8.3    if applicable, the Parent,

         then such Incentive Option shall not be exercisable more than five (5) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.

         3.9 No Option will be treated as an Incentive Option to the extent that the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which the Option is exercisable for the first time by any individual during any calendar year (under all plans of the Corporation and any subsidiary) exceeds one hundred thousand ($100,000) dollars.


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         3.10 No person may receive Incentive Options prior to the date on which employment of such person by the Corporation actually commences.

4.       NON-QUALIFIED OPTIONS

         4.1 All provisions of this Plan relating to Non-Qualified Options shall be administered by the Compensation Committee (the "Compensation Committee") appointed by the Board. The Compensation Committee shall consist of not less than two (2) members of the Board. The determinations of the Compensation Committee shall be made in accordance with their judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of this Plan. No member of the Compensation Committee shall be liable for any action taken or determination made in good faith with respect to this Plan or any Non-Qualified Option granted hereunder. Subject to the provisions of this Plan and the requirements of the Code, the Compensation Committee shall have full authority to interpret this Plan with respect to Non-Qualified Options, to establish and amend rules and regulations relating to Non-Qualified Options, to determine the terms and provisions of Non-Qualified Option agreements (which need not be identical), and make all other determinations necessary or advisable for the administration of Non-Qualified Options granted under this Plan, including but not limited to determining: (i) which eligible employees, officers, directors, and consultants of the Corporation shall be granted Non-Qualified Options under this Plan; (ii) the time or times, during the term of each Non-Qualified Option, within which all or portions of the Non-Qualified Option may be exercised; (iii) whether, on the date of exercise of a Non-Qualified Option or portion thereof, the recipient must pay the entire Non-Qualified Option price or only some part thereof, the balance to be paid within one year from the date of exercise of the Non-Qualified Option, provided that payment tendered on the date of exercise equals or exceeds the aggregate par value of the shares purchased; (iv) the number of shares for which a Non-Qualified Option or Non-Qualified Options shall be granted; and (v) generally all questions of policy and expediency that may arise, including the correction of any defect or omission in this Plan and the reconciliation of any inconsistency in this Plan or any Non-Qualified Option agreement in any manner and to the extent the Committee shall deem necessary or expedient to make this Plan fully effective. The Compensation Committee's interpretation, construction and adoption of any provisions of this Plan relating to Non-Qualified Options or any Non-Qualified Option granted hereunder shall be binding and conclusive, unless otherwise determined by the Board. Any power that may be exercised or action that may be taken by the Compensation Committee under this Plan may also be exercised or taken by the Board. The Board may, at any time by resolution, revoke the delegation of the Compensation Committee and revest in the Board all or any part of the powers hereinabove vested in the Compensation Committee.

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         4.2 The Compensation Committee and the Incentive Committee may be
         combined into one (1) committee of the Board so long as the membership requirements set forth herein for both committees are met by the members of the combined committee.

         4.3 Eligible recipients of Non-Qualified Options under this Plan shall be Directors, officers, and selected employees and consultants of the Corporation and its Subsidiaries. Recipients will be selected by the Compensation Committee. The granting of a Non-Qualified Option under this Plan shall not affect any outstanding stock option previously granted to an optionee under this Plan or any other plan of the Corporation.

         4.4 On the date a Non-Qualified Option is granted, the exercise price per share shall be such price that the Committee deems appropriate.

5.       TERMS OF OPTION AND OPTION AGREEMENTS

         5.1 Each Incentive Option granted to a person eligible to receive such Incentive Option (a "Qualifying Optionee") shall be evidenced by a written agreement (an "Incentive Option Agreement") which shall expressly identify the Incentive Options as "Incentive Stock Options," i.e., Options within the meaning of Section 422 of the Code. Each Non-Qualified Option granted to each other person eligible to receive Non-Qualified Options hereunder shall be evidenced by a written agreement (a "Non-Qualified Option Agreement") which shall expressly identify the Non-Qualified options as other than "Incentive Stock Options." Unless specifically identified herein as applicable to Incentive Options, the provisions of this Plan shall apply to both Incentive Options and Non-Qualified Options. Each Incentive Option Agreement and each Non-Qualified Option Agreement shall: (a) be in such form and contain such provisions as the Board or the Committee shall from time to time deem appropriate, and (b) include in substance, by appropriate language, all of the applicable following provisions.

         5.2 The Option may be granted at any time within ten (10) years from the earlier of the date on which this Plan is approved by the stockholders or was adopted by the Corporation's Board of Directors.

         5.3 Incentive Options granted under this Plan to a Qualifying Optionee are not required to be exercised in the order in which they are granted.

         5.4 An Option may not be exercised, to any extent, either by the person to whom it was granted or by any person after his death, unless the person to whom the Option was granted has remained in the continuous employ of the Corporation, or has been a consultant to or director of the Corporation, for not less than six months from the date of the grant.

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         5.5 A Qualifying Optionee may not dispose of shares acquired through exercise of an Incentive Option (i) within two (2) years from the date of the granting of the Incentive Option or (ii) within one (1) year after the transfer of the shares to him by the Corporation and qualify for the tax treatment provided by Section 421(a) of the Code.

         5.6 The Corporation will seek from every regulatory commission or agency having jurisdiction such authority as may be required to issue and sell shares of stock to satisfy the Options. The Corporation's inability to obtain from any such regulatory commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance and sale of the Corporation's stock to satisfy the Options, shall relieve the Corporation from any liability for failure to issue and sell stock to satisfy otherwise properly exercised Options until such time as such authority is obtained or is obtainable.

         5.7 Neither a person to whom an Option is granted nor his legal representative, heir, legatee or distributee, shall be deemed to be a holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until he has exercised his Option in complete accordance with the terms thereof.

         5.8 An Option shall not be transferable except by will or by the laws of descent and distribution. During the lifetime of the person to whom the Option is granted, he alone may exercise it.

         5.9 An Incentive Option granted to a Qualifying Optionee shall terminate if the person to whom it is granted ceases to be continuously employed by the Corporation, except (i) if such person's employment is terminated for a reason other than death, permanent or total disability (within the meaning of Section 22(e)(3) of the Code) or dismissal for cause, he may exercise his Incentive Option to the extent that he was entitled to do so at the date of his termination at any time within three (3) months following the date of such termination; (ii) if his continuous employment is terminated for reason of permanent or total disability (within the meaning of Section 22(e)(3) of the Code), he or his legal representative, in the event the employee is legally incapable of doing so, may exercise his Incentive Option to the extent that he was entitled to do so at the date of his termination at any time within one (1) year following the date of such termination; or
         (iii) if his continuous employment is terminated by death or the employee's death occurs within three(3) months of his termination of employment, such termination being for reason other than dismissal for cause, his Incentive Option may be exercised at any time within one (1) year following his death by the person or persons to whom his rights under the Incentive Option shall pass by will or by the laws of descent or distribution, but only to the extent that such Incentive Option was exercisable by him on the date of termination of his employment. Nothing in this paragraph is intended to extend the stated term of the Incentive Option and in no event may an Option be exercised by anyone after the expiration of its stated term.

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         5.10 Nothing in this Plan or in any Option granted hereunder shall confer on any Optionee any right to continue in the employ of the Corporation or to interfere in any way with the right of the Corporation to terminate his employment at any time. In the event that the Corporation has not registered the shares with respect to which Options are being exercised under the Securities Act of 1933, as amended, each Optionee electing to purchase shares will be required to represent that he is acquiring such shares for investment purposes only and not with a view to the sale or distribution thereof and to make such other representations as are deemed necessary by counsel to the Corporation. Stock certificates evidencing such unregistered shares acquired upon exercise of Options shall bear a restrictive legend (unless, in the opinion of counsel for the Corporation, such a legend is not necessary) stating as follows:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be pledged or hypothecated and may not be sold or transferred in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Corporation that registration is not required under said Act.

         5.11 If the Corporation shall at any time change the number of shares of its Common Stock without new consideration to the Corporation (such as by stock dividends or stock splits), the aggregate number of shares which may be issued pursuant to Options granted under this Plan and the total number of shares then remaining subject to purchase under an outstanding Option shall be changed in proportion to such change in issued shares. The Option price per share also shall be adjusted so that the total consideration payable to the Corporation upon the purchase of all shares not theretofore purchased shall not be changed.

         5.12 If, during the term of any outstanding Option, the Corporation shall issue other securities of the Corporation or distribute other property (other than cash) as a distribution or dividend on or in exchange for Common Stock of the Corporation, the Corporation shall take such steps as the Incentive Committee, the Compensation Committee, and the Board deem appropriate: (a) equitably to adjust the kind and amount of securities then remaining subject to purchase thereunder and the exercise price per share; or (b) equitably to adjust the rights of the optionee thereunder in order to reflect such issuance or distribution of securities or other property.

         5.13 If, during the term of an outstanding Option, the Common Stock of the Corporation shall be changed into another kind of security of the Corporation or into cash, securities, or evidences of indebtedness of another corporation, other property or any combination thereof, as a result of a reorganization, sale, merger, consolidation, or other similar transaction, the optionee shall be entitled to receive, at the election of the optionee (a) upon the due exercise of the Option or (b) upon the effective date of the

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         reorganization, sale, merger, consolidation or similar transaction, the cash, securities, evidences of indebtedness, other property or any combination thereof the optionee would have been entitled to receive for Common Stock acquired through exercise of the Option (net of the exercise price) immediately prior to the effective date of such reorganization, sale, merger, consolidation or other similar transaction. If appropriate, the exercise price of the shares or securities remaining subject to purchase following such reorganization, sale, merger, consolidation or other similar transaction may be adjusted in each case in such equitable manner as the relevant
         Committee and the Board may determine.

6.       LIMIT ON STOCK SUBJECT TO OPTIONS

         6.1 No Option may be granted under this Plan if the number of shares that may be issued upon the exercise of that Option, when added to the number of shares that may be issued (i) upon the exercise of unexpired options already granted under the 1988 Plan, and (ii) upon the exercise of unexpired Options already granted under this Plan, would exceed ten (10%) percent of the then issued and outstanding Common Stock of the Corporation.

         6.2 The aggregate fair market value (determined at the time Options are granted) of stock with respect to which Incentive Options are exercisable for the first time by a Qualifying Optionee during any calendar year shall not exceed one hundred thousand ($100,000) dollars.

7.       LISTING REQUIREMENTS

         The Corporation shall not be required to issue or deliver any certificate for shares of its stock purchased upon the exercise of any Option issued under this Plan prior to the admission of such shares to listing on any stock exchange on which the stock may at that time be listed; provided, however, that the Corporation shall take all necessary steps to secure the admission of such stock to listing on any such stock exchange and shall secure admission of such shares at the earliest practicable date.

8.       TIME OF GRANTING OPTION

         The date on which an Option shall be deemed granted shall be the date on which a majority of the members of the Board or the Committee shall, at a meeting, make such determination.

9.       AMENDMENT OF THE PLAN

         9.1 The Board or the Incentive Committee or the Compensation Committee, as the case may be, may, at any time, amend this Plan; provided, however, that no amendment

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         shall be made, except upon approval by a majority of the shares of the
         Corporation entitled to vote and voting in person or by proxy at a meeting of the Corporation's stockholders, which will:

                  9.1.1 increase the number of shares reserved for Options under this Plan; or

                  9.1.2 change in substance the provisions designating the employees eligible to receive and exercise Incentive Options under this Plan.

         9.2 The rights and obligations created under any Option granted before amendment of this Plan shall not be altered or impaired by such amendment without consent of the person to whom the Option was granted or to whom rights under an Option shall have passed by will or by laws of descent or distribution.

10.      TERMINATION OR SUSPENSION OF THE PLAN

         10.1 The Board may at any time suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate upon the earlier of ten
         (10) years (i) from the date on which this Plan is approved by the stockholders, or (ii) the date on which this Plan is adopted by the Corporation's Board of Directors.

         10.2 This Plan will also terminate if Incentive Options are exercised for all the Common Stock reserved for issuance under this Plan. An Option may not be granted while this Plan is suspended or after it is terminated.

         10.3 The rights and obligations created under any Option granted while this Plan is in effect shall not be altered or impaired by suspension or termination of this Plan, except with the consent of the person to whom the Option was granted. The termination of this Plan shall not affect any restrictions previously imposed on shares issued pursuant to this Plan.

11.      EFFECTIVE DATE

         This Plan shall be deemed adopted upon the earlier of (i) approval by vote of the holders of the majority of the shares of the Corporation entitled to vote and voting in person or by proxy on the matter, or (ii) the date on which this Plan is adopted by the Corporation's Board of Directors. This Plan shall not be effective (and no Options can be granted), however, until it is approved by vote of the holders of the majority of shares of the Corporation entitled to vote and voting in person or by proxy on the matter.

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